EXHIBIT 99.14

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE BARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of E and S Holdings, Inc. (the "Company") on Form 10-QSB for the quarter ending February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report). I, Edward A. Barth, Principal Executive Officer and Principal Financial Officer of the company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the be of my knowledge and belief.

     (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        By: /s/ Edward A. Barth
                                            ------------------------------------
                                            Edward A. Barth

Date: June 30, 2003